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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2007

FIRST COMMUNITY BANK CORPORATION OF AMERICA

(Exact name of registrant as specified in its charter)

Florida	333-104342	65-0623023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9001 Belcher Road, Pinellas Park, Florida	33782
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 520-0987

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 18, 2007, First Community Bank Corporation of America issued a press release announcing the election of Kenneth Faliero, 67, as a Director to serve on both First Community Bank Corporation of America and First Community Bank of America Boards of Directors. A copy of the press release is furnished as Exhibit 99.5 to this report.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.5	First Community Bank Corporation of America Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Community Bank Corporation of America
(Registrant)

Date July 18, 2007
	By:	/s/ Kenneth P. Cherven
(Signature)*
Kenneth P. Cherven
President & Chief Executive Officer